                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549





                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 20, 2002



                              HALSEY DRUG CO., INC.



               695 NORTH PERRYVILLE ROAD, ROCKFORD, ILLINOIS 61107


                                 (815-399-2060)





Incorporated under the laws of        Commission File Number          I.R.S. Employer Identification Number
       State of New York                    1-10113                                11-0853640

ITEM 5. OTHER EVENTS

DEBENTURE OFFERING

         On December 20, 2002, Halsey Drug Co., Inc. (the "Company") consummated a private offering of securities for an approximate aggregate purchase price of $26,385,000 (the "Offering"). The securities issued in the Offering consisted of 5% convertible senior secured debentures (the "Debentures"). The Debentures were issued by the Company pursuant to a certain Debenture Purchase Agreement dated December 20, 2002 (the "Purchase Agreement") by and among the Company, Care Capital LLC ("Care Capital"), Essex Woodlands Health Ventures V ("Essex"), Galen Partners III, L.P. and each of the Purchasers listed on the signature page thereto (collectively, the "2002 Debenture Investor Group").

         Of the $26,385,000 million in Debentures issued in the Offering, approximately $15,885,000 of Debentures were issued in exchange for the surrender of like amount of principal and accrued interest outstanding under the Company's 10% convertible promissory notes issued pursuant to various working capital bridge loan transactions with Galen Partners III, L.P., Galen Partners International III, L.P., Galen Employee Fund III, L.P. (collectively, "Galen") and certain other lenders, during the period from August 15, 2001 through and including December 20, 2002.

         The Debentures, issued at par, will become due and payable as to principal on March 31, 2006. Interest on the principal amount of the Debentures, at the rate of 5% per annum, is payable on a quarterly basis. With the exception of the Debentures issued to Care Capital, interest will be paid by the Company's issuance of a debenture instrument substantially identical to the Debentures issued in the Offering, in the principal amount equal to the accrued interest for each quarterly period (the "Interest Debentures"). Debentures issued to Care Capital provide that fifty percent (50%) of the interest payments under such Debentures will be satisfied in cash with the balance satisfied by the Company's issuance of Interest Debentures.

         The Debentures issued to each of Care Capital and Essex are convertible at any time after issuance into shares of the Company's Common Stock, $.01 per value per share (the "Common Stock"). The Debentures issued to Galen and the other investors in the Offering (excluding Care Capital and Essex) are convertible at any time after the approval of the Company's shareholders and debentureholders of an amendment to the Company's Certificate of Incorporation to increase its authorized shares of Common Stock from 80,000,000 shares to such number of shares as shall provide sufficient authorized shares to permit the conversion of such Debentures and Company's outstanding convertible securities, as provided in the Purchase Agreement (see "Voting Agreement" below). Subject to the foregoing, the Debentures are convertible into shares of Common Stock at a price per share (the "Conversion Price") of $ .34. Until such time as the Company competes a Subsequent Material Offering (as defined below) the Conversion Price is subject to adjustment, from time to time, to equal the consideration per share received by the Company for its Common Stock, or the conversion/exercise price per share of the Company's Common Stock issuable under rights or options for the purchase of, or stock or other securities convertible into, Common Stock

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("Convertible Securities"), if lower than the then applicable Conversion Price.
Following the Company's completion of a Subsequent Material Offering, the Conversion Price is subject to adjustment from time to time on a weighted-average dilution basis. A "Subsequent Material Offering" is the grant or issuance of Common Stock or Convertible Securities by the Company during any six month period for an aggregate gross consideration of at least $10,000,000. The Conversion Price is also subject to adjustment to give effect to additional Debentures, if any, that may be issued under the Purchase Agreement and in the event of a subsequent recapitalization of the Company's outstanding common stock purchase warrants issued to Galen in consideration for various bridge loans to the Company.

         The Interest Debentures are convertible at any time after issuance into shares of Common Stock at a price per share equal to the average of the closing bid and asked prices of the Common Stock for the twenty (20) trading days immediately preceding the applicable interest payment date under the Debentures, as reported by the Over-the-Counter ("OTC") Bulletin Board.

         Assuming the conversion of the Debentures at the initial Conversion Price of $ .34 per share, the Debentures are convertible into an aggregate of approximately 77,602,000 shares of the Company's Common Stock.

         The Purchase Agreement provides that the holders of the Debentures shall have the right to vote as part of a single class with all holders of the Company's Common Stock on all matters to be voted on by such stockholders. Each Debenture holder shall have such number of votes as shall equal the number of votes he would have had if such holder converted the entire outstanding principal amount of his Debenture into shares of Common Stock immediately prior to the record date relating to such vote; provided, however, that any Debentures held by Care Capital shall, for so long as they are held by Care Capital, have no voting rights. The Purchase Agreement also provided for the execution of a Debentureholder Agreement providing the holders of the Debentures with veto rights relating to certain material Company transactions as further described under the caption "Debentureholders Agreement" below.

         The Purchase Agreement provides that each of Care Capital and Essex has the right to designate for nomination a person to be a member of the Company's Board of Directors as of the closing date of the Offering (collectively, the Designees"). The Purchase Agreement further provides that the Designees shall be, if so requested by such Designee in its sole discretion, appointed to the Company's Executive Committee, Compensation Committee and any other Committee of the Board of Directors. Accordingly, effective as of the closing of the Purchase Agreement, the Board of Directors appointed each of Jerry Karabelas and Immanuel Thangaraj to the Company's Board of Directors. The Company has agreed to nominate and appoint to the Board of Directors, subject to shareholder approval, one designee of each of Care Capital and Essex for so long as each holds the Debentures.

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         The Company is a party to a certain Loan Agreement with Watson
Pharmaceuticals, Inc. ("Watson") pursuant to which Watson has made a term loan to the Company in the principal amount of $17,500,000 (the "Watson Loan Agreement"). It was a condition to the completion of the Offering that the Watson Loan Agreement and related agreements with Watson be amended. See "Watson Loan Agreement Amendments" below for a description of the amendments to the Watson Loan Agreement.

         As part of the closing of the Purchase Agreement, the Company and certain holders of common stock purchase warrants issued in prior Company debenture offerings in 1998 and 1999 and pursuant to bridge loan transactions during the period 1998 through 2002, executed a certain Warrant Recapitalization Agreement providing for the recapitalization of approximately 8,145,736 warrants in exchange for the issuance of an aggregate of 5,970,083 shares of the Company's Common Stock (see "Warrant Recapitalization" below).

Additional Terms of the Purchase Agreement, Debentures and Warrants

         Debentureholders Agreement

         As part of the closing of the Purchase Agreement, the Company and the purchasers of the Debentures executed a certain Debentureholders Agreement providing, among other things, that the approval of the holders of at least sixty six and two-thirds percent (66 2/3%) of the aggregate principal amount of the Debentures is required to authorize (a) any modification of the rights of the holders of the Debentures, (b) any issuance of securities of the Company which rank senior or pari passu to the Debentures, (c) any dividends or distributions on, or redemption of, any securities ranking junior in priority to the Debentures, other than dividends or distributions payable in the Company's Common Stock or cash interest paid to individual investors in the Company's 5% convertible senior secured debentures issued pursuant to that certain Debenture and Warrant Purchase Agreement (the "1998 Purchase Agreement") between the Company, Galen Partners III, L.P. and the other signatories thereto, dated March 10, 1998 (the "Galen Group Debentures") and issued pursuant to the Debenture and Warrant Purchase Agreement (the "1999 Purchase Agreement") between the Company, Oracle Strategic Partners, L.P. and the other signatories thereto, dated May 26, 1999 (the "Oracle Group Debentures" and together with the Galen Group Debentures, the "Existing Debentures"), (d) the merger or consolidation of the Company, the sale, transfer, lease or other disposition of all or substantially all of the Company's consolidated assets, or the liquidation, recapitalization or reorganization of the Company, other than any such transaction where the cash, securities and/or other liquid consideration received for the voting stock of the Company in such transaction is at least four (4) times the then applicable conversion price of the Debentures, (e) any increase in the number of members comprising the Company's Board of Directors above eleven (11) members, and (f) the consummation of a strategic alliance, business combination, licensing arrangement or other corporate partnering involving the issuance by the Company of in excess of $10,000,000 in equity securities of the Company.

         The Debentureholders Agreement further provides that the holders of at least sixty six and two-thirds percent (66 2/3%) of the aggregate principal amount of the Debentures and Existing Debentures is required in order to authorize (a) any amendment to the Company's Certificate of Incorporation, (b) dividends or distributions on, or redemptions of, any securities ranking junior to the Existing Debentures, other than distributions or dividends payable in the Company's capital stock or cash interest paid to individual investors in the Existing Debentures, (c) any issuance of the Company's securities ranking senior or pari passu to the Existing Debentures, and (d) the completion of any transaction described in subsections (d), (e) and (f) in the preceding paragraph.

         Voting Agreement

         The Company is obligated under the Purchase Agreement to solicit shareholder approval to amend its Certificate of Incorporation to (i) provide the holders of the Debentures with "as converted" voting rights; and (ii) to increase its authorized shares of Common Stock from 80,000,000 to such number of shares as shall provide sufficient authorized shares to permit the conversion of the Debentures and the exercise and conversion of the Company's outstanding convertible securities, including the Watson Warrant (as defined under the caption "Watson Loan Agreement Amendments" below)(the "Charter Amendments"). The Company anticipates soliciting shareholder approval for the Charter Amendments at its upcoming 2003 Annual Meeting of Shareholders. In this regard, as part of the closing of the Purchase Agreement, each of Galen Partners III, L.P., Galen Partners International III, L.P., Galen Employee Fund III, L.P., Oracle Strategic Partners, L.P., Michael Reicher, the Company's Chief Executive Officer and Peter Clemens, the Company's Chief Financial Officer (collectively, the "Voting Agreement Parties") executed a Voting Agreement dated December 20, 2002 pursuant to which each agreed to vote all of their respective voting securities of the Company in favor of the Charter Amendments. The voting securities held by the Voting Agreement Parties represents an aggregate of approximately 64% of the voting rights under the Company's outstanding voting securities.

         Right of First Refusal

         The Purchase Agreement provides the holders of the Debentures and the holders of shares of Common Stock issued upon conversion of the Debentures (provided the Debentures remain outstanding and the shares received upon conversion have not been sold, transferred or otherwise disposed of) as well as the holders of the Galen Group Debentures with a right of first refusal relating to any subsequent issuance, sale or exchange of any shares of the Company's Common Stock or convertible securities, exclusive of certain excluded securities and offerings in an amount less than $200,000.

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         Secured Debt


         The Debentures are secured by a lien on all assets of the Company, tangible and intangible. In addition, each of Houba, Inc. and Halsey Pharmaceuticals, Inc., each a wholly-owned subsidiary of the Company, has executed in favor of the 2002 Debenture Investor Group an Unconditional Agreement of Guaranty of the Company's obligations under the Purchase Agreement. Each Guaranty is secured by all assets of such subsidiary, and, in the case of Houba, Inc., by a mortgage lien on its real estate. In addition, the Company has pledged the stock of each such subsidiary to the 2002 Debenture Investor Group to further secure its obligations under the Purchase Agreement.

         In accordance with the terms of a Subordination Agreement dated December 20, 2002 between the Company, the holders of the Debentures, the holders of the Existing Debentures and Watson, the liens on the Company's and its Subsidiaries' assets as well as the payment priority of the Debentures are
(i) subordinate to the Company's lien and payment obligations in favor of Watson under the Watson Loan Agreement, and (ii) senior to the Company's lien and payment obligations in favor of the holders of the Existing Debentures in the aggregate principal amount of approximately $50,723,938. In addition to the subordination of the liens and the payment priority of the Existing Debentures in favor of the Debentures issued in the Offering, as part of the completion of the Offering, each of the holders of the Galen Group Debentures and the Oracle Group Debentures agreed to extend the maturity date of the Existing Debentures from March 15, 2003 to March 31, 2006.

         Conversion of Debentures at Company's Option

         Provided that no event of default relating to a failure to pay principal and interest under the Debentures shall exist and then be continuing, in the event that following December 20, 2005, (i) the average of the closing bid and asked prices per share of the Company's Common Stock, as reported by the OTC Bulletin Board (or the closing price per share as reported by the NASDAQ National Market or any Exchange on which the shares may then be traded) exceeds the product of (x) the then applicable Conversion Price of the Debentures, multiplied by (y) four (4), for each of the twenty (20) consecutive trading days during which the average daily trading volume for such twenty (20) trading day period is at least one million dollars ($1,000,000), or (ii) the Company shall have obtained the written consent of the holders of 75% of the principal amount of the Debentures then outstanding to convert the Debentures into Common Stock, then the Company may upon written notice to the holders of the Debentures require that all, but not less than all, of the outstanding principal amount of the Debentures be converted into shares of the Company's Common Stock at a price per share equal to the Conversion Price of the Debentures (as such Conversion Price may be adjusted pursuant to the terms of the Purchase Agreement).

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         Registration Rights

         As part of the closing of the Purchase Agreement, the Company executed in favor of the holders of the Debentures, the holders of the Existing Debentures, the holders of shares received in the Warrant Recapitalization Agreement (as described below under the caption "Warrant Recapitalization") and Watson, a Registration Rights Agreement providing for (i) the termination of the registration rights granted to the holders of the Existing Debentures under the 1998 Purchase Agreement and the 1999 Purchase Agreement, (ii) the termination of the registration rights granted to Galen relating to the common stock purchase warrants issued to Galen in consideration for various bridge loans to the Company (the "Galen Warrants"), and (iii) the grant of registration rights to Watson, the holders of the Debentures, the holders of the Existing Debentures, the holders of shares of common stock received pursuant to the Warrant Recapitalization Agreement (the "Warrant Recap Shares"), and Galen as holder of the Galen Warrants, to register under the Securities Act of 1933, as amended, the Warrant Recap Shares, the shares issuable on exercise of the Watson Warrant and the Galen Warrants, and the shares issuable on conversion of the Debentures and the Existing Debentures (collectively, the "Registrable Securities"). The Registration Rights Agreement provides each of Galen and Watson with two (2) demand registrations on Form S-1 (or any successor form) and the holders of 20% of the Registrable Securities with one (1) demand registration on Form S-1 (or any successor form). The Registration Rights Agreement also provides such parties with unlimited piggyback registration rights.

         Other Terms

         The Purchase Agreement contains other customary terms and provisions, including, without limitation, customary representations and warranties, affirmative covenants, negative covenants and requirements for the provision of certain financial information during the term that the Debentures remain outstanding, all of which are customary for the type of securities issued in the Offering.

         Reference is made to the Company's Press Release dated December 20, 2002 which describes, among other things, the completion of the Offering. The Press Release is hereby incorporated by this reference and is included as
Exhibit 99.1 hereto.

WATSON LOAN AGREEMENT AMENDMENTS

         As part of the closing of the Offering, the Watson Loan Agreement was amended to (i) extend the maturity date of the Watson Loan Agreement from March 31, 2003 to March 31, 2006, and (ii) increase the principal amount of the Watson Term Loan from $17,500,000 to $21,401,331 to reflect the inclusion of approximately $3,901,331 owed by the Company to Watson under a product supply agreement between the parties.

         In consideration for the amendment to the Watson Loan Agreement, the Company issued to Watson a Common Stock Purchase Warrant exercisable for 10,700,665 shares of the Company's


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Common Stock (the "Watson Warrant"). The Watson Warrant has a term expiring
December 31, 2009 and has an exercise price of $ .34 per share. Watson is also a party to the Registration Rights Agreement described above under the caption "Registration Rights".

WARRANT RECAPITALIZATION

         As part of the completion of the transactions contemplated in the Purchase Agreement, the Company consummated the terms of a Warrant Recapitalization Agreement dated December 20, 2002 (the "Recapitalization Agreement") between the Company and certain holders of an aggregate of 8,145,736 Common Stock Purchase Warrants issued by the Company (i) pursuant to that certain Debenture and Warrant Purchase Agreement dated March 10, 1998 between the Company and the purchasers listed on the signature page thereto (the "1998 Warrant"), (ii) pursuant to that certain Debenture and Warrant Purchase Agreement dated May 26, 1999 between the Company and the purchasers listed on the signature page thereto (the "1999 Warrant"), and (iii) pursuant to various bridge loan transactions during the period from 1998 through 2002 (the "Bridge Loan Warrants" and collectively with the 1998 Warrants and 1999 Warrants, the "Recapitalization Warrants"). As part of the closing of the Recapitalization Agreement, the warrantholders as a party thereto surrendered to the Company for cancellation the Recapitalization Warrants in exchange for the issuance of an aggregate of 5,970,083 shares of Common Stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b)      EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
------            -----------

4.1               Form of 5% Convertible Senior Secured Debenture.

10.1 Debenture and Warrant Purchase Agreement by and among Halsey Drug Co., Inc., Care Capital LLC, Essex Woodlands Health Ventures V and the other Purchasers listed on the signature page thereto.

10.2              Form of General Security Agreement of Halsey Drug Co., Inc.

10.3              Form of Agreement of Guaranty of Subsidiaries of Halsey Drug
                  Co., Inc.

10.4              Form of Guarantor General Security Agreement.

10.5              Stock Pledge Agreement by and between Halsey Drug Co., Inc.
                  and Care Capital LLC, as agent.

10.6              Voting Agreement.

10.7              Debentureholders Agreement.

10.8 Amendment to Debenture and Warrant Purchase Agreement between Halsey Drug Co., Inc., Galen Partners III, L.P. and other signatories thereto, amending the Debenture and Warrant Purchase Agreement dated March 10, 1998 between the Company, Galen Partners III, L.P. and the other signatories thereto.

10.9 Amendment to Debenture and Warrant Purchase Agreement between Halsey Drug Co., Inc., Oracle Strategic Partners, L.P. and the other signatories thereto, amending the Debenture and Warrant Purchase Agreement dated May 26, 1999 between the Company, Oracle Strategic Partners, L.P. and the other signatories thereto.

10.10 Amended and Restated 5% Convertible Senior Secured Debenture due March 31, 2006.

10.11 Second Amendment to Loan Agreement between Halsey Drug Co., Inc. and Watson Pharmaceuticals, Inc., amending the Loan Agreement dated March 29, 2000 between Halsey Drug Co., Inc. and Watson Pharmaceuticals, Inc.

10.12 Secured Promissory Note issued by Halsey Drug Co., Inc. in favor of Watson Pharmaceuticals, Inc. in the principal amount $17,500,000.

10.13 Secured Promissory Note issued by Halsey Drug Co., Inc. in favor of Watson Pharmaceuticals, Inc. in the principal amount of $3,901,331.

10.14 Second Amendment to Finished Goods Supply Agreement (Core Products) between Halsey Drug Co., Inc. and Watson Pharmaceuticals, Inc. amending the Finished Goods Supply Agreement (Core Products) dated March 29, 2000.

10.15             Watson Common Stock Purchase Warrant.

10.16             Registration Rights Agreement.

10.17             Warrant Recapitalization Agreement.

99.1              Press Release of Halsey Drug Co., Inc. dated December 23,
                  2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               HALSEY DRUG CO., INC.


                               By: /s/ Peter A. Clemens
                                   ---------------------------------------
                                       Peter A. Clemens
                                       Vice President & Chief Financial Officer

Date: December 27, 2002


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
------            -----------


4.1               Form of 5% Convertible Senior Secured Debenture.

10.1 Debenture and Warrant Purchase Agreement, by and among Halsey Drug Co., Inc., Care Capital LLC, Essex Woodlands Health Ventures V and the other Purchasers listed on the signature page thereto.

10.2              Form of General Security Agreement of Halsey Drug Co., Inc.

10.3              Form of Agreement of Guaranty of Subsidiaries of Halsey Drug
                  Co., Inc.

10.4              Form of Guarantor General Security Agreement.

10.5              Stock Pledge Agreement by and between Halsey Drug Co., Inc.
                  and Care Capital LLC, as agent.

10.6              Voting Agreement.

10.7              Debentureholders Agreement.

10.8 Amendment to Debenture and Warrant Purchase Agreement between Halsey Drug Co., Inc., Galen Partners III, L.P. and other signatories thereto, amending the Debenture and Warrant Purchase Agreement dated March 10, 1998 between the Company, Galen Partners III, L.P. and the other signatories thereto.

10.9 Amendment to Debenture and Warrant Purchase Agreement between Halsey Drug Co., Inc., Oracle Strategic Partners, L.P. and the other signatories thereto, amending the Debenture and Warrant Purchase Agreement dated May 26, 1999 between the Company, Oracle Strategic Partners, L.P. and the other signatories thereto.

10.10 Amended and Restated 5% Convertible Senior Secured Debenture due March 31, 2006.


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



10.11 Second Amendment to Loan Agreement between Halsey Drug Co., Inc. and Watson Pharmaceuticals, Inc., amending the Loan Agreement dated March 29, 2000 between Halsey Drug Co., Inc. and Watson Pharmaceuticals, Inc.

10.12 Secured Promissory Note issued by Halsey Drug Co., Inc. in favor of Watson Pharmaceuticals, Inc. in the principal amount $17,500,000.

10.13 Secured Promissory Note issued by Halsey Drug Co., Inc. in favor of Watson Pharmaceuticals, Inc. in the principal amount of $3,901,331.

10.14 Second Amendment to Finished Goods Supply Agreement (Core Products) between Halsey Drug Co., Inc. and Watson Pharmaceuticals, Inc. amending the Finished Goods Supply Agreement (Core Products) dated March 29, 2000.

10.15             Watson Common Stock Purchase Warrant.

10.16             Registration Rights Agreement.

10.17             Warrant Recapitalization Agreement.

99.1              Press Release of Halsey Drug Co., Inc. dated December 23,
                  2002.


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